UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 19, 2006

                             TRIARC COMPANIES, INC.
                  --------------------------------------------------
                (Exact name of registrant as specified in its charter)


   DELAWARE                   1-2207                    38-0471180
   -------------              --------------            -------------------
  (State or Other             (Commission               (I.R.S. Employer
  Jurisdiction of             File Number)              Identification No.)
  Incorporation)

  280 Park Avenue
  New York, NY                                          10017
  ----------------------------------------------------------------------------
  (Address of principal executive offices)             (Zip Code)

   Registrant's telephone number, including area code: (212) 451-3000

                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.02.        Termination of a Material Definitive Agreement.


On September 19, 2006, in connection with its corporate restructuring, Triarc Companies, Inc. (the "Company") entered into a Surrender and Release Agreement (the "Termination Agreement") terminating the Lease Agreement (the "Lease") previously entered into by the Company with respect to approximately 53,000 square feet of office space in Rye Brook, New York.

Under the terms of the Termination Agreement, in consideration for the lessor agreeing to terminate the Lease effective September 19, 2006, the Company paid the lessor a termination fee of approximately $4.4 million (the "Termination Fee").

A copy of the Termination Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference. A copy of the Lease was filed as Exhibit 10.12 to the Company's Current Report on Form 8-K filed December 22, 2004.


Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On September 19, 2006, the Company entered into the Termination Agreement pursuant to which the Lease was terminated in exchange for the payment of the Termination Fee. In connection with the Termination Agreement, the Company expects to record an additional $2.1 million pretax charge to facilities relocation and corporate restructuring in its third quarter ending October 1, 2006.

Item 9.01.        Financial Statements and Exhibits.

(c)  Exhibits     Description

10.1 Surrender and Release Agreement, dated as of September 19, 2006, by and between 760-24 Westchester Avenue, LLC and 800-60 Westchester Avenue, LLC, as Lessor, and Triarc Companies, Inc. as Lessee.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TRIARC COMPANIES, INC.


                                              By:  FRANCIS T. MCCARRON
                                                   -----------------------------
                                                   Francis T. McCarron
                                                   Executive Vice President and
                                                   Chief Financial Officer

Dated:   September 20, 2006






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                                 EXHIBIT INDEX

Exhibit                    Description


10.1 Surrender and Release Agreement, dated as of September 19, 2006, by and between 760-24 Westchester Avenue, LLC and 800-60 Westchester Avenue, LLC, as Lessor, and Triarc Companies, Inc. as Lessee.